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                                 AMENDMENT NO. 1

                     TO LIMITED LIABILITY COMPANY AGREEMENT

     This Amendment No. 1 to Limited Liability Company Agreement of Creditrust SPV98-2 LLC (the "Company"), dated as of February __, 2001 (this "Amendment No. 1"), is executed by and between Creditrust Corporation ("Creditrust") and GSS Holdings II, Inc. ("Global") as members of the Company (the "Members").

     WHEREAS, in connection with (i) the filing by Creditrust of its voluntary bankruptcy petition on June 21, 2000 (the "Bankruptcy Case"), (ii) the litigation brought by Creditrust against Asset Guaranty Insurance Company (the "Note Insurer") and others, (iii) litigation brought by the Note Insurer against Creditrust and others, and (iv) the proposed merger of Creditrust with and into NCO Portfolio Funding, Inc. ("NPFI"; the merged entity being referred to herein as "Reorganized NPFI"), a non-wholly owned subsidiary of NCO Group, Inc. ("NCOG"), each of Creditrust, the Note Insurer, Enhance Financial Services Group, Inc., Charles Henneman, Joseph K. Rensin, the Company, Creditrust Funding I, LLC, NCO Financial Systems, Inc. ("NCOFS") and NPFI entered into a Settlement Agreement on October 19, 2000, as amended on January 9, 2001 pursuant to the First Amended and Restated Settlement Agreement a copy of which, as so amended, is attached hereto as Exhibit A (as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter pursuant to the terms thereof, the "Settlement Agreement");

     WHEREAS, the Settlement Agreement contains certain releases from claims and litigation and other provisions which are for the mutual benefit of the parties thereto, including the Company, and the best interests of the Company have been and are served by entering into the Settlement Agreement;

     WHEREAS the Members wish to amend the Limited Liability Company Agreement of the Company entered into between the Members dated as of December 29, 1998 (the "LLC Agreement") in order to enable the Company to give full effect to the provisions of the Settlement Agreement insofar as they relate to the Company.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other party to the extent provided herein:

1. Definitions. Any capitalized term used herein but not defined herein shall have the meaning ascribed to it in the LLC Agreement.

2. Amendment. The LLC Agreement is hereby amended to the extent necessary to permit the Company to do all such acts and things as the Company may be required to do, and to ratify any acts and things as the Company may have already done, to enter into, to participate in, derive benefit from, perform its obligations under and give effect to the transactions contemplated by the Settlement Agreement and the other documents, instruments and agreements entered into in connection therewith (including, without limitation, the settlement agreement entered into on January 18, 2001 by and among each of Wells Fargo Minnesota Bank, National Association ("Wells") in its capacity as Trustee, Wells in its capacity as the Backup Servicer, Wells in its capacity as the current Successor Servicer, NCOFS, NCOG,


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     Reorganized NPFI, the Note Insurer, Creditrust and Coldata Inc. in
     connection with the proposed settlement by the Trustee of its proofs of claim filed in the Bankruptcy Case, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter pursuant to the terms thereof), and to do such other things as may be incidental thereto and/or necessary or convenient for the accomplishment thereof. This Amendment No. 1 may only be amended in the same manner as the LLC Agreement may be amended.

3. Entire Agreement; Effect. This Amendment No. 1 constitutes the entire agreement of the Members with regard to the subject matter hereof. This Amendment No. 1 supersedes any and all prior understandings, and it does not alter, amend or waive any of the terms or provisions of the LLC Agreement except for those terms or provisions amended hereby.

4. Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws provisions.

5. Severability of Provisions; Counterparts. If any one or more of the covenants, agreements, provisions or terms of this Amendment No. 1 shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 1 and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 1. This Amendment No. 1 may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

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             [Amendment No. 1 to 98-2 LLC Agreement Signature Page]



IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed by their respective officers as of the day and year first above written.



                                                          CREDITRUST CORPORATION



                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________



                                                           GSS HOLDINGS II, INC.



                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________


Consented to:

ASSET GUARANTY INSURANCE COMPANY



By_________________________________
  Name:
  Title:



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